SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                   FORM 8-K/A
                                 Amendment No. 1
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 28, 1995



                           SIGNET BANKING CORPORATION
             (Exact name of registrant as specified in its charter)



     Virginia                       1-6505                    54-6037910
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation or organization)



7 North Eighth Street, Richmond, Virginia                             23219
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code             804 747-2000



                                 Not Applicable
Former name, former address and former fiscal year, if changed since last report


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This filing contains information left out of previous filing.





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                                SIGNATURE




            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SIGNET BANKING CORPORATION
                                                  (Registrant)


Date:  March 7, 1995              /s/ W. H. Catlett, Jr.

                                      W. H. Catlett, Jr.
                                      Executive Vice President and
                                      Controller
                                      (Chief Accounting Officer)